Filed Pursuant to Rule 497(c)
Registration Statement Nos. 333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (3)

Dated January 5, 2021 to the:

Intelligent Variable Annuity® Prospectus

dated May 1, 2020, as supplemented May 5, 2020 and December 15, 2020

This supplement amends a certain disclosure in the above-referenced prospectus for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

MATSON MONEY US EQUITY PORTFOLIO

MATSON MONEY INTERNATIONAL EQUITY PORTFOLIO

MATSON MONEY FIXED INCOME PORTFOLIO

On page 5 of the Intelligent Variable Annuity prospectus the Annual Portfolio Operating Expenses Fund Fees table has changed as follows to reflect the changes made on the Matson Money portfolios effective January 1, 2021.

Portfolios	Mgmt. Fee	Other Expenses	Acquired Fund Fees[1]	Total Annual Portfolio Expenses	Waivers and Reimbursements	Total Annual Portfolio Expenses after Waivers
Matson Money US Equity	0.50%	0.26%	0.30%	1.06%	0.00%	1.06%
Matson Money International Equity	0.50%	0.33%	0.46%	1.29%	0.00%	1.29%
Matson Money Fixed Income[1]	0.50%	0.24%	0.14%	0.88%	0.00%	0.88%

1.

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of the Total Annual Fund Operating Expense shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses have been restated for the current fiscal year.

For more information about these changes and about the portfolios in general, refer to the Matson Money Portfolio Prospectus.

A40996 1/21